NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS I AND II
AND
VLI SEPARATE ACCOUNT

UNAUDITED SEMI-ANNUAL REPORT

               MAINSTAY
   VP SERIES FUND, INC.
                      June 30, 2002

This is a Report by the
     MainStay VP Series
                  Fund,
   Inc. for the general
  information of Multi-
     Funded Annuity and
Variable Life Insurance
     policyowners. This
                 Report
does not offer for sale
   or solicit orders to
   purchase securities.

         NEW YORK LIFE
             INSURANCE
           AND ANNUITY
           CORPORATION
                NY Life Logo

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

The first six months of 2002 brought with them mixed results. Increases in the Gross Domestic Product, along with an unchanged Consumer Price Index (widely recognized as a measurement of inflation), point to a nation that is slowly climbing out of a recession. These positive indications, however, were overshadowed by the continued decline in the stock market and the recent revelations of corporate financial misrepresentation on the part of certain companies.

Even in this challenging and uncertain environment, I want to assure you that you have every reason to feel confident about placing your trust with New York Life Insurance and Annuity Corporation (NYLIAC) and its parent company, New York Life Insurance Company. For more than 157 years, our decisions and actions have continuously been guided by our unwavering belief in the values of financial strength, integrity and humanity. Through depressions, recessions and other crises, our investment philosophy and expense management capabilities have enabled us to continue to grow stronger even when the going was rough.

Today, we are not only one of the financially strongest companies in the business, we're also one of the most admired and respected. Simply stated, our commitment to integrity forms the foundation of who we are and compels us to do things the right way and for the right reasons. We will continue to maintain these high standards -- from our sales and compliance practices to our accounting and auditing processes and procedures.

This Semi-Annual Report for the period ending June 30, 2002, provides you with the opportunity to review performance data and other important information, including Separate Account financial statements, portfolio manager commentaries, and individual portfolio holdings, for each of the investment divisions available within your Facilitator(R) Multi Funded Variable Annuity (MFA) or Variable Life Insurance (VLI) policy. Owners of NYLIAC MFA should refer to page 3 and owners of NYLIAC VLI should refer to page 18 for their respective financial statements.

Now would be a good time for you to make an appointment with your Registered Representative to review your policy. He or she can help you go over your options and help you customize a portfolio that suits your investment style, risk tolerance and time horizon. When making your allocations, you can be assured of the professional expertise and skilled portfolio management of New York Life Investment Management LLC.

We know there are many companies in today's market offering variable products and services. We deeply appreciate your choice of NYLIAC to help you achieve your financial goals. You can be certain that we are working every day with your best interests at the forefront. And when you need us, we will be here for you.

/s/ FEDERICK J. SIEVERT
----------------------------------------------------

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002 (Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP Series
    Fund, Inc., at net asset value......  $ 54,369,688   $119,502,960   $ 17,419,601   $ 36,908,807   $  2,331,748   $  4,144,925

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk and
    administrative charges..............       165,727        509,070         56,358        166,796          7,700         18,437
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 54,203,961   $118,993,890   $ 17,363,243   $ 36,742,011   $  2,324,048   $  4,126,488
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 54,203,961   $118,993,890   $ 17,363,243   $ 36,742,011   $  2,324,048   $  4,126,488
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      54.92   $      50.07   $      38.51   $      35.11   $      23.17   $      21.12
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 70,002,260   $141,570,096   $ 17,165,916   $ 35,789,559   $  2,331,626   $  4,144,705
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $      9,602   $     20,412   $     19,741   $     32,906
  Mortality and expense risk and
    administrative charges..............      (373,754)    (1,144,519)      (108,926)      (319,604)       (15,995)       (37,322)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (373,754)    (1,144,519)       (99,324)      (299,192)         3,746         (4,416)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     5,658,502      8,412,956      1,413,956      1,914,906        510,638        470,109
  Cost of investments sold..............    (5,507,798)    (6,931,581)    (1,389,843)    (1,984,297)      (510,612)      (470,079)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................       150,704      1,481,375         24,113        (69,391)            26             30
  Realized gain distribution received...            --             --             --             --             14             25
  Change in unrealized appreciation
    (depreciation) on investments.......    (8,336,402)   (19,431,706)       281,949        719,038            116            202
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....    (8,185,698)   (17,950,331)       306,062        649,647            156            257
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $ (8,559,452)  $(19,094,850)  $    206,738   $    350,455   $      3,902   $     (4,159)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2002
and the year ended December 31, 2001
(Unaudited)

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2002              2001              2002              2001
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (373,754)     $   (494,118)     $ (1,144,519)     $ (1,782,512)
    Net realized gain (loss) on investments.............       150,704         3,702,055         1,481,375         5,170,396
    Realized gain distribution received.................            --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................    (8,336,402)      (20,589,486)      (19,431,706)      (39,227,459)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................    (8,559,452)      (17,381,549)      (19,094,850)      (35,839,575)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       292,785           474,182           987,492         1,977,784
    Policyowners' surrenders............................    (4,777,287)      (13,469,362)       (6,602,727)      (17,147,291)
    Policyowners' annuity and death benefits net of
      reversals.........................................      (203,507)         (726,786)         (379,805)         (560,806)
    Net transfers from (to) Fixed Account...............      (186,505)         (194,333)         (768,587)         (552,872)
    Transfers between Investment Divisions..............      (168,602)       (1,037,824)          (20,784)         (735,757)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............    (5,043,116)      (14,954,123)       (6,784,411)      (17,018,942)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        24,954            23,228            75,793            64,424
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............   (13,577,614)      (32,312,444)      (25,803,468)      (52,794,093)
NET ASSETS:
    Beginning of period.................................    67,781,575       100,094,019       144,797,358       197,591,451
                                                          ------------      ------------      ------------      ------------
    End of period.......................................  $ 54,203,961      $ 67,781,575      $118,993,890      $144,797,358
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2002           2001           2002           2001           2002           2001           2002           2001
    ---------------------------------------------------------------------------------------------------------------------
    $    (99,324)  $    626,817   $   (299,192)  $  1,113,360   $      3,746   $     72,656   $     (4,416)  $     98,111
          24,113         30,250        (69,391)        53,610             26              1             30             17
              --             --             --             --             14             10             25             17
         281,949        760,597        719,038      1,549,686            116             11            202              1
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         206,738      1,417,664        350,455      2,716,656          3,902         72,678         (4,159)        98,146
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         114,718        242,820        295,485        665,300          6,973         15,472        128,352        193,158
      (1,225,953)    (2,638,149)    (1,493,672)    (3,991,152)      (408,812)      (578,724)      (346,800)      (993,317)
         (22,038)      (172,608)       (49,300)      (188,285)        (8,183)       (44,904)          (679)         2,106
         (43,132)        15,681         46,814        (33,792)       (56,976)         3,962       (120,420)        (3,208)
         137,869        601,118        (33,217)       509,281         31,978        440,457         51,743        232,729
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,038,536)    (1,951,138)    (1,233,890)    (3,038,648)      (435,020)      (163,737)      (287,804)      (568,532)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
            (884)        (4,462)        (2,585)       (12,731)           (51)          (287)          (117)          (639)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (832,682)      (537,936)      (886,020)      (334,723)      (431,169)       (91,346)      (292,080)      (471,025)
      18,195,925     18,733,861     37,628,031     37,962,754      2,755,217      2,846,563      4,418,568      4,889,593
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 17,363,243   $ 18,195,925   $ 36,742,011   $ 37,628,031   $  2,324,048   $  2,755,217   $  4,126,488   $  4,418,568
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $ 67,852,221   $ 12,525,798   $ 29,485,302   $  3,938,212   $  3,801,307   $    634,184

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk and
    administrative charges..............       209,408         53,006         96,452         17,771         12,275          2,753
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 67,642,813   $ 12,472,792   $ 29,388,850   $  3,920,441   $  3,789,032   $    631,431
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners............  $ 67,642,813   $ 12,472,792   $ 29,388,850   $  3,920,441   $  3,789,032   $    631,431
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      54.92   $      50.07   $      38.65   $      35.16   $      23.17   $      21.12
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 88,021,671   $ 15,500,167   $ 28,854,621   $  3,816,629   $  3,801,108   $    634,156
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2002
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $     16,532   $      2,175   $     30,835   $      4,627
  Mortality and expense risk and
    administrative charges..............      (472,537)      (118,353)      (185,423)       (34,099)       (24,997)        (5,258)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (472,537)      (118,353)      (168,891)       (31,924)         5,838           (631)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     6,298,118        588,715      2,444,663        198,800        556,186         12,277
  Cost of investments sold..............    (6,553,989)      (456,155)    (2,410,904)      (202,530)      (556,154)       (12,276)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (255,871)       132,560         33,759         (3,730)            32              1
  Realized gain distribution received...            --             --             --             --             23              4
  Change in unrealized appreciation
    (depreciation) on investments.......   (10,071,198)    (1,992,849)       495,868         72,680            184             27
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (10,327,069)    (1,860,289)       529,627         68,950            239             32
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $(10,799,606)  $ (1,978,642)  $    360,736   $     37,026   $      6,077   $       (599)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2002
and the year ended December 31, 2001
(Unaudited)

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2002              2001              2002              2001
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (472,537)     $   (621,489)     $   (118,353)     $   (173,698)
    Net realized gain (loss) on investments.............      (255,871)        5,013,102           132,560           458,137
    Realized gain distribution received.................            --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................   (10,071,198)      (26,370,524)       (1,992,849)       (3,816,261)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................   (10,799,606)      (21,978,911)       (1,978,642)       (3,531,822)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners net of
      reversals.........................................      (144,123)         (192,286)           71,503           178,716
    Policyowners' surrenders............................    (3,903,211)      (14,627,008)         (246,221)         (824,905)
    Policyowners' annuity and death benefits net of
      reversals.........................................      (898,006)       (2,157,503)          (70,465)         (197,269)
    Net transfers from (to) Fixed Account...............      (245,732)         (451,724)          (21,324)         (111,228)
    Transfers between Investment Divisions..............      (280,281)       (2,697,692)         (132,130)          (72,691)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............    (5,471,353)      (20,126,213)         (398,637)       (1,027,377)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        31,463            29,211             7,785             6,279
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............   (16,239,496)      (42,075,913)       (2,369,494)       (4,552,920)
NET ASSETS:
  Beginning of period...................................    83,882,309       125,958,222        14,842,286        19,395,206
                                                          ------------      ------------      ------------      ------------
  End of period.........................................  $ 67,642,813      $ 83,882,309      $ 12,472,792      $ 14,842,286
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2002           2001           2002           2001           2002           2001           2002           2001
    ---------------------------------------------------------------------------------------------------------------------
    $   (168,891)  $  1,055,094   $    (31,924)  $    117,432   $      5,838   $    113,736   $       (631)  $     12,409
          33,759         66,508         (3,730)       (23,709)            32             (1)             1             --
              --             --             --             --             23             15              4              2
         495,868      1,270,872         72,680        201,943            184             19             27              3
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         360,736      2,392,474         37,026        295,666          6,077        113,769           (599)        12,414
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           3,312        (59,474)        30,744         61,375             --             --          4,750          7,385
      (1,674,730)    (4,138,091)      (128,355)      (399,641)      (191,494)    (1,237,669)        (7,051)      (149,606)
         (45,714)      (868,766)       (14,438)      (150,091)             6       (190,226)          (136)        (3,489)
        (168,491)       (55,902)        (2,878)        (3,009)      (216,134)        (8,455)            --         (2,758)
         238,358      2,135,161        (14,556)        (6,174)        41,867        604,596        146,624         79,349
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,647,265)    (2,987,072)      (129,483)      (497,540)      (365,755)      (831,754)       144,187        (69,119)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (1,502)        (7,577)          (275)        (1,393)           (79)          (431)           (17)           (82)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,288,031)      (602,175)       (92,732)      (203,267)      (359,757)      (718,416)       143,571        (56,787)
      30,676,881     31,279,056      4,013,173      4,216,440      4,148,789      4,867,205        487,860        544,647
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 29,388,850   $ 30,676,881   $  3,920,441   $  4,013,173   $  3,789,032   $  4,148,789   $    631,431   $    487,860
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At June 30, 2002, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    3,117         6,852         1,306         2,767         2,332          4,145
Identified cost............................  $70,002       $141,570      $17,166       $35,790       $ 2,332       $  4,145
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    3,891           718         2,211           295         3,801            634
Identified cost............................  $88,022       $15,500       $28,855       $ 3,817       $ 3,801       $    634

Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2002, were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $   200       $   377       $   272       $   373       $    78       $    176
Proceeds from sales........................    5,659         8,413         1,414         1,915           511            470
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $   305       $    63       $   622       $    36       $   195       $    156
Proceeds from sales........................    6,298           589         2,445           199           556             12

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC assesses a policy service charge for Flexible Premium policies each policy year on the policy anniversary, if on that date the policy's value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's value at the end of the policy year. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in your policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded as surrenders in the accompanying statements of changes in net assets.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% and ..50%, respectively, of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the Policyowners.
--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units for the six months ended June 30, 2002 and the year ended December 31, 2001, were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2002           2001           2002           2001
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on payments received from policyowners.........       5              7             18             33
Units redeemed on surrenders................................     (79)          (201)          (121)          (280)
Units redeemed on annuity and death benefits................      (3)           (10)            (7)            (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      (3)            (3)           (15)           (10)
Units issued (redeemed) on transfers between
  Investment Divisions......................................      (3)           (17)            --            (13)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................     (83)          (224)          (125)          (279)
Units outstanding, beginning of period......................   1,070          1,294          2,502          2,781
                                                               -----          -----          -----          -----
Units outstanding, end of period............................     987          1,070          2,377          2,502
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued on payments received from policyowners net of
  reversals.................................................      (2)            (3)             1              3
Units redeemed on surrenders................................     (66)          (218)            (5)           (14)
Units redeemed on annuity and death benefits................     (15)           (31)            (1)            (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      (4)            (8)            --             (2)
Units issued (redeemed) on transfers between
  Investment Divisions......................................      (5)           (44)            (2)            (1)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................     (92)          (304)            (7)           (17)
Units outstanding, beginning of period......................   1,324          1,628            256            273
                                                               -----          -----          -----          -----
Units outstanding, end of period............................   1,232          1,324            249            256
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2002       2001       2002       2001       2002       2001       2002       2001
    -------------------------------------------------------------------------------------
         3          7          9         20         --          1          6          9
       (32)       (72)       (43)      (118)       (18)       (25)       (16)       (47)
        (1)        (5)        (1)        (6)        --         (2)        --         --
        (1)         1          1         (1)        (2)        --         (6)        --
         4         16         (1)        15          1         19          2         11
     -----      -----      -----      -----      -----      -----      -----      -----
       (27)       (53)       (35)       (90)       (19)        (7)       (14)       (27)
       478        531      1,082      1,172        119        126        209        236
     -----      -----      -----      -----      -----      -----      -----      -----
       451        478      1,047      1,082        100        119        195        209
     =====      =====      =====      =====      =====      =====      =====      =====
        --         (2)         1          2         --         --         --         --
       (43)      (112)        (4)       (12)        (8)       (57)        --         (7)
        (2)       (23)        --         (5)        --         (6)        --         --
        (4)        (2)        --         --         (9)        --         --         --
         6         58         --         --          2         26          7          4
     -----      -----      -----      -----      -----      -----      -----      -----
       (43)       (81)        (3)       (15)       (15)       (37)         7         (3)
       803        884        115        130        179        216         23         26
     -----      -----      -----      -----      -----      -----      -----      -----
       760        803        112        115        164        179         30         23
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997:

                                                                         SINGLE PREMIUM POLICIES (A)
        COMMON STOCK INVESTMENT DIVISIONS          ------------------------------------------------------------------------
                                                     2002       2001       2000          1999          1998          1997
                                                   ------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets.......................................  $ 54,204   $ 67,782   $100,094      $125,974      $122,082      $113,587
Units Outstanding................................       987      1,070      1,294         1,555         1,934         2,249
Unit Value.......................................  $  54.92   $  63.34   $  77.35      $  81.03      $  63.13      $  50.50
Total Return.....................................     (13.3)%    (18.1)%     (4.5)%        28.4%         25.0%         25.2%
Ratio of Net Investment Income to Average Net
  Assets.........................................      (0.6)%     (0.6)%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets.......................................  $ 67,643   $ 83,882   $125,958      $148,341      $148,707      $133,196
Units Outstanding................................     1,232      1,324      1,628         1,831         2,356         2,638
Unit Value.......................................  $  54.92   $  63.34   $  77.35      $  81.03      $  63.13      $  50.50
Total Return.....................................     (13.3)%    (18.1)%     (4.5)%        28.4%         25.0%         25.2%
Ratio of Net Investment Income to Average Net
  Assets.........................................      (0.6)%     (0.6)%

                                                                        FLEXIBLE PREMIUM POLICIES (B)
                                                   ------------------------------------------------------------------------
                                                     2002       2001       2000          1999          1998          1997
                                                   ------------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets.......................................  $118,994   $144,797   $197,591      $237,203      $213,384      $196,123
Units Outstanding................................     2,377      2,502      2,781         3,171         3,643         4,166
Unit Value.......................................  $  50.07   $  57.88   $  71.05      $  74.80      $  58.57      $  47.08
Total Return.....................................     (13.5)%    (18.5)%     (5.0)%        27.7%         24.4%         24.6%
Ratio of Net Investment Income to Average Net
  Assets.........................................      (0.9)%     (1.1)%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets.......................................  $ 12,473   $ 14,842   $ 19,395      $ 22,173      $ 19,164      $ 17,310
Units Outstanding................................       249        256        273           296           327           368
Unit Value.......................................  $  50.07   $  57.88   $  71.05      $  74.80      $  58.57      $  47.08
Total Return.....................................     (13.5)%    (18.5)%     (5.0)%        27.7%         24.4%         24.6%
Ratio of Net Investment Income to Average Net
  Assets.........................................      (0.9)%     (1.1)%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                            SINGLE PREMIUM POLICIES (A)
               BOND INVESTMENT DIVISIONS                 ------------------------------------------------------------------
                                                          2002      2001      2000         1999         1998         1997
                                                         ------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets.............................................  $17,363   $18,196   $18,734      $27,189      $31,159      $33,820
Units Outstanding......................................      451       478       531          836          932        1,090
Unit Value.............................................  $ 38.51   $ 38.06   $ 35.27      $ 32.52      $ 33.44      $ 31.03
Total Return...........................................      1.2%      7.9%      8.5%        (2.8)%        7.8%         8.3%
Ratio of Net Investment Income to Average Net Assets...     (0.6)%     3.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets.............................................  $29,389   $30,677   $31,279      $47,523      $44,341      $47,173
Units Outstanding......................................      760       803       884        1,456        1,321        1,514
Unit Value.............................................  $ 38.65   $ 38.20   $ 35.40      $ 32.64      $ 33.57      $ 31.15
Total Return...........................................      1.2%      7.9%      8.5%        (2.8)%        7.8%         8.3%
Ratio of Net Investment Income to Average Net Assets...     (0.6)%     3.4%

                                                                           FLEXIBLE PREMIUM POLICIES (B)
                                                         ------------------------------------------------------------------
                                                          2002      2001      2000         1999         1998         1997
                                                         ------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets.............................................  $36,742   $37,628   $37,963      $43,647      $52,741      $58,055
Units Outstanding......................................    1,047     1,082     1,172        1,454        1,700        2,007
Unit Value.............................................  $ 35.11   $ 34.78   $ 32.39      $ 30.02      $ 31.02      $ 28.93
Total Return...........................................      0.9%      7.4%      7.9%        (3.2)%        7.2%         7.7%
Ratio of Net Investment Income to Average Net Assets...     (0.8)%     2.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets.............................................  $ 3,920   $ 4,013   $ 4,216      $ 4,799      $ 5,509      $ 5,880
Units Outstanding......................................      112       115       130          160          177          203
Unit Value.............................................  $ 35.16   $ 34.84   $ 32.44      $ 30.06      $ 31.07      $ 28.98
Total Return...........................................      0.9%      7.4%      7.9%        (3.3)%        7.2%         7.8%
Ratio of Net Investment Income to Average Net Assets...     (0.8)%     2.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                              SINGLE PREMIUM POLICIES (A)
             MONEY MARKET INVESTMENT DIVISIONS                ------------------------------------------------------------
                                                               2002     2001     2000        1999        1998        1997
                                                              ------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $2,324   $2,755   $2,847      $3,485      $4,403      $5,316
Units Outstanding...........................................     100      119      126         162         212         266
Unit Value..................................................  $23.17   $23.13   $22.56      $21.53      $20.80      $20.02
Total Return................................................     0.1%     2.5%     4.8%        3.5%        3.9%        3.9%
Ratio of Net Investment Income to Average Net Assets........     0.1%     2.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $3,789   $4,149   $4,867      $5,685      $6,358      $6,812
Units Outstanding...........................................     164      179      216         264         306         340
Unit Value..................................................  $23.17   $23.13   $22.56      $21.53      $20.80      $20.02
Total Return................................................     0.1%     2.5%     4.8%        3.5%        3.9%        3.9%
Ratio of Net Investment Income to Average Net Assets........     0.1%     2.6%

                                                                             FLEXIBLE PREMIUM POLICIES (B)
                                                              ------------------------------------------------------------
                                                               2002     2001     2000        1999        1998        1997
                                                              ------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $4,126   $4,419   $4,890      $5,947      $6,659      $7,567
Units Outstanding...........................................     195      209      236         299         345         405
Unit Value..................................................  $21.12   $21.14   $20.72      $19.88      $19.29      $18.66
Total Return................................................    (0.1)%    2.0%     4.2%        3.1%        3.4%        3.4%
Ratio of Net Investment Income to Average Net Assets........    (0.1)%    2.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $  631   $  488   $  545      $  831      $  853      $  758
Units Outstanding...........................................      30       23       26          42          44          41
Unit Value..................................................  $21.12   $21.14   $20.72      $19.88      $19.29      $18.66
Total Return................................................    (0.1)%    2.0%     4.2%        3.1%        3.4%        3.4%
Ratio of Net Investment Income to Average Net Assets........    (0.1)%    2.1%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in the MainStay VP Series Fund, Inc., at net
    asset value.............................................  $27,287,957     $ 9,903,016     $ 1,627,708

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       22,994           8,856           1,385
                                                              -----------     -----------     -----------
      Total net assets......................................  $27,264,963     $ 9,894,160     $ 1,626,323
                                                              ===========     ===========     ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................  $27,264,963     $ 9,894,160     $ 1,626,323
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $31,923,768     $ 9,699,234     $ 1,627,615
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 2002
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $        --     $     5,405     $    12,499
  Mortality and expense risk charges........................      (51,015)        (16,758)         (2,815)
                                                              -----------     -----------     -----------
      Net investment income (loss)..........................      (51,015)        (11,353)          9,684
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................      863,817         178,665         121,055
  Cost of investments sold..................................     (710,564)       (174,970)       (121,047)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............      153,253           3,695               8
  Realized gain distribution received.......................           --              --               9
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (4,164,418)        165,574              79
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................   (4,011,165)        169,269              96
                                                              -----------     -----------     -----------
        Net increase (decrease) in net assets resulting from
          operations........................................  $(4,062,180)    $   157,916     $     9,780
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2002
and the year ended December 31, 2001
(Unaudited)

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                    INVESTMENT                  INVESTMENT                  INVESTMENT
                                                     DIVISION                    DIVISION                    DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                2002          2001          2002          2001          2002          2001
                                             ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........  $   (51,015)  $   102,892   $   (11,353)  $   419,352   $     9,684   $    56,348
    Net realized gain (loss) on
      investments..........................      153,253       569,000         3,695       (11,395)            8             2
    Realized gain distribution received....           --            --            --            --             9             6
    Change in unrealized appreciation
      (depreciation) on investments........   (4,164,418)   (7,594,460)      165,574       393,913            79             5
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in net
        assets resulting from operations...   (4,062,180)   (6,922,568)      157,916       801,870         9,780        56,361
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and (withdrawals):
    Payments received from policyowners....      799,021     1,587,439       338,444       665,676        64,821       121,766
    Cost of insurance......................     (220,547)     (820,471)      (39,076)     (290,373)      (23,988)      (46,332)
    Policyowners' surrenders...............   (1,124,270)   (2,109,049)     (262,128)     (809,425)     (115,721)     (154,196)
    (Withdrawals), net of repayments, due
      to policy loans......................      353,725      (263,261)       69,787        97,410        (5,923)       24,439
    Policyowners' death benefits...........      (11,081)     (166,888)      (17,467)      (31,083)         (291)           --
    Transfers between Investment
      Divisions............................      (57,049)          861        30,301       (25,554)       26,670        22,518
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        (withdrawals)......................     (260,201)   (1,771,369)      119,861      (393,349)      (54,432)      (31,805)
                                             -----------   -----------   -----------   -----------   -----------   -----------
    Increase (decrease) attributable to New
      York Life Insurance and Annuity
      Corporation charges retained by the
      Separate Account.....................        3,350         2,644          (133)         (626)           (9)          (42)
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in net
          assets...........................   (4,319,031)   (8,691,293)      277,644       407,895       (44,661)       24,514
NET ASSETS:
    Beginning of period....................   31,583,994    40,275,287     9,616,516     9,208,621     1,670,984     1,646,470
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of period..........................  $27,264,963   $31,583,994   $ 9,894,160   $ 9,616,516   $ 1,626,323   $ 1,670,984
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

    The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

    There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.

    No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 2002, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Number of shares.................................          1,565                   742                 1,628
Identified cost..................................        $31,924               $ 9,699               $ 1,628

Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2002, were as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Purchases........................................        $   549               $   287               $    76
Proceeds from sales..............................            864                   179                   121

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

    NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Financial Highlights (Net Assets in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997:

           COMMON STOCK INVESTMENT DIVISION
                                                         2002         2001         2000         1999         1998         1997
                                                        ------------------------------------------------------------------------
Net Assets............................................  $27,265      $31,584      $40,275      $44,321      $36,307      $30,757
Ratio of Net Investment Income to Average Net
  Assets..............................................     (0.2)%        0.3%

               BOND INVESTMENT DIVISION
                                                         2002         2001         2000         1999         1998         1997
                                                        ------------------------------------------------------------------------
Net Assets............................................  $ 9,894      $ 9,617      $ 9,209      $ 8,953      $ 9,385      $ 8,934
Ratio of Net Investment Income to Average Net
  Assets..............................................     (0.1)%        4.4%

           MONEY MARKET INVESTMENT DIVISION
                                                         2002         2001         2000         1999         1998         1997
                                                        ------------------------------------------------------------------------
Net Assets............................................  $ 1,626      $ 1,671      $ 1,646      $ 1,655      $ 1,584      $ 1,611
Ratio of Net Investment Income to Average Net
  Assets..............................................      0.6%         3.5%

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

By now, the entire investing public is well aware of the volatility the market has endured during the first six months of 2002. A non-stop wave of factors -- mostly negative -- have influenced the stock and bond markets, including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. During this period, the Federal Reserve left the federal funds rate unchanged at 1.75%, allowing positive total returns for most debt markets. However, the equity markets, after posting flat overall results for the first quarter, resumed their slide, which began in late 2000.

During the first half of 2002, inflation remained modest. Real gross domestic product (GDP) rose 5% in the first quarter of 2002, and advance estimates suggest that real GDP remained strong in the second quarter as well. Although historically stocks have tended to rise when the economy begins to recover, this time, a rally could not be sustained. High unemployment, negative earnings announcements, and other market factors countered expectations about a recovery. In general, many investors appeared to believe that stocks remained overpriced, despite an extended correction.

Short-term market setbacks seldom pose a real concern for long-term investors. However, given the long duration of the recent downturn, some investors are taking time to reconsider their investment approach. Many have turned to diversification -- a strategy long advocated by New York Life Investment Management LLC to help manage risk. We have always believed that the consistent application of defined investment strategies over time is a sound way to pursue long term investment goals. Aside from minor adjustments, investors seemed to be adhering to the time-tested principles that have guided their portfolios for years.

Each of the MainStay VP Series Fund, Inc. Portfolios (the "Portfolios") follows a strict investment process that is appropriate to its objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style "drift." While no one is sure how the economy and markets will fare over the short term, you can take comfort in our consistent and long-term investment process.

The report that follows explains the management decisions and market factors that affected the Portfolios over the six-month period ending June 30, 2002. If you have any questions about the report, contact your Registered Representative, who will be pleased to assist you in any way he or she can.

Sincerely,

/s/ Gary E. Wendlandt

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

July 2002

                             DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES AND REFERENCES COMMONLY CITED THROUGHOUT THE PORTFOLIO MANAGER COMMENTARIES (PAGES 27 THROUGH
31) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AVERAGE.

Securities in the Portfolio will not precisely match those in the Index, and so, performance of the Portfolio will differ.

CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size greater than $100 million.

CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure and other service oriented firms.

iMONEYNET FIRST TIER RETAIL FUND AVERAGE includes only retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Returns reflect reinvestment of all dividends and capital gains.

INSTITUTE FOR SUPPLY MANAGEMENT INDEX tracks orders, production and employment in the manufacturing sector. The monthly index is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies.

LEHMAN BROTHERS GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. Government and Agency issues as well as investment-grade fixed rate debt securities. Results assume the reinvestment of all income and capital gains distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Past performance does not guarantee future results.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE(R) INDEX (EUROPE, AUSTRALASIA, FAR
EAST) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of April 2002 the MSCI EAFE INDEX consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI WORLD INDEX consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

NASDAQ(R) COMPOSITE INDEX is an unmanaged, market value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by the total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index.

RUSSELL MIDCAP(R) INDEX measures the performance of the 800 smallest companies of the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses. Results assume the reinvestment of all income and capital gains distributions.

RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(R) GROWTH INDEX measures the performance of those Russell 2500(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(R) measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

S&P/BARRA VALUE INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price to book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value Index.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500(R) is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

TOTAL RETURN COMPOSITE INDEX is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. Lehman Brothers Aggregate Bond Index includes the following other Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. All of the indexes mentioned are unmanaged and total returns reflect the reinvestment of all income and capital gain distributions.

UNIVERSITY OF MICHIGAN CONSUMER SENTIMENT INDEX is a survey of consumer attitudes concerning both the present situation as well as expectations regarding economic conditions. The survey is conducted by the Consumer Surveys Division of the University of Michigan Institute for Social Research. Five hundred consumers are surveyed each month. The level of consumer sentiment is considered to be directly related to the strength of consumer spending.

MAINSTAY VP BOND PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The Federal Reserve Bank's easing cycle came to a close in the first half of 2002. In March, the Fed changed its economic assessment to neutral from one of weakness, indicating it believes the risks are equally balanced between weakness in the economy and the potential for inflation to accelerate. The last rate cut was December of last year, when both the federal funds target and the discount rates were cut by 25 basis points(1) to 1.75% and 1.25%, respectively.

The U.S. economy was surprisingly strong in the first quarter. Real gross domestic product expanded by 5% as consumer spending remained firm. Expectations are that growth will slow meaningfully from the level of the first quarter, with full year estimates averaging approximately 3%. The expectation that growth will slow for the balance of the year has pushed out investors' expectation of a rate hike until 2003. Early in 2002, the federal funds futures contract had been anticipating rate hikes totaling about 50 to 75 basis points this year. Currently, federal funds futures are pricing in a 50% probability of a tightening of monetary policy in January of 2003. We expect the Fed to exercise patience and not raise rates until an economic recovery is viewed to be sustainable.

PERFORMANCE/MARKET REVIEW
The MainStay VP Bond Portfolio did not escape the tumultuous events of the public fixed-income market in the first half of 2002. Specifically, the corporate bond market suffered from a lack of confidence resulting from the massive credit degradation occurring during the period. The number of companies falling from the investment grade indices to non-investment grade reached previously unheard of proportions in terms of both nominal dollars and the percent of outstanding corporate debt. From January through June in excess of $75 billion of corporate debt was downgraded by the major credit rating agencies to non-investment grade. This accounted for approximately 4.5% of corporate debt in the major indices.

For the six months ended June 30, 2002 the MainStay VP Bond Portfolio had a return of 1.80%. This was lower than the average portfolio in the Lipper* peer group (Corporate Debt A Rated), which returned 2.77%. This underperformance was directly attributable to the portfolio allocation given to corporate bonds. During the first half of this year, corporate bond returns were well below Treasury, agency, and mortgage debt.

PORTFOLIO STRATEGY
Our focus will be on investing the Portfolio's assets in a combination of interest rate products including Treasuries, U.S. agencies, mortgage-backed securities, and corporate bonds. Within the corporate bond sector we will look to invest in investment grade companies that are available at attractive levels.

LOOKING AHEAD
Our expectation is that interest rate movement will follow the sentiment of the equity market while investors sort out the risk/reward profile of the various asset classes. At this juncture, we believe that inflation does not appear to be a serious risk. Mortgage-backed securities appear to be fairly priced relative to agencies. However, they could be vulnerable to a curve flattening.

The corporate bond market has clearly seen healthier days. The market is searching, though not too hard, for signs that the worst is behind us. We remain concerned that risk wary markets will restrict the flow of capital further. In addition, we continue to search for the future problem credits as well as those that have been unfairly tainted.

Albert R. Corapi, Jr.
Donald F. Serek
Portfolio Managers
New York Life Investment Management LLC

(1) A basis point is one one-hundredth of one percent, so 100 basis points equals 1.00%.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

*Please refer to pages 25 through 26 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
During the first half of 2002, the money markets focused primarily on the pace of economic growth. After increasing 1.7% in the fourth quarter of 2001, real gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. Despite continued high unemployment, tax cuts helped support personal income and spending.

The Federal Reserve (the Fed) did not adjust the federal funds rate during the first half of 2002. At its meeting on March 19, 2002, the Fed's Board of Governors shifted from an easing to a neutral bias. The Board cited the statement of the Federal Open Market Committee that "the degree of strengthening in final demand over the coming quarters, an essential element in sustained economic expansion, is still uncertain."(1)

Early in the year, anticipation that the Federal Reserve would tighten interest rates had caused money market yields to rise sharply. The yield on the two-year Treasury note rose from 3.05% at year-end 2001, to 3.72% at the beginning of April 2002. As the pace of economic growth slowed in the second quarter of 2002, however, money market rates dropped significantly, as a majority of investors projected that the Fed would not begin to tighten interest rates this year. From its April high, the two-year Treasury note yield fell to 2.83% at the end of June 2002.

PERFORMANCE REVIEW
For the seven-day period ended June 30, 2002, the MainStay VP Cash Management Portfolio provided a current yield of 1.60% and an effective yield of 1.62%. For the six months ended June 30, 2002, the Portfolio returned 0.77%,(2) exceeding the 0.69% return of the average Lipper* Variable Products Money Market Portfolio over the same period. It also outperformed the 0.60% return of the iMoneyNet First Tier Retail Fund Average* for the six months ended June 30, 2002.

STRATEGIC POSITIONING
Through the first half of 2002, more than 40% of the Portfolio's assets were invested in securities issued by the U.S. Treasury and government sponsored entities, such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank.(3) The Portfolio particularly benefited from its holdings of Treasury inflation-protected securities (TIPS), since inflation came in higher than expected during the first half of the year.

In selecting investments for the Portfolio, we focused on buying high-quality instruments issued by finance and brokerage companies, industrial issuers, banks, and bank holding companies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest rating category. The Portfolio was not invested in any second-tier securities, nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). Concentration on the highest-quality securities helped manage the Portfolio's risk.

At the beginning of the year, we started to reduce the Portfolio's average maturity, since we felt that the Federal Reserve was near the end of its easing cycle. Over the course of the next four months, we reduced the average maturity of the portfolio from about 80 days to about 50 days. Since then, we have maintained the average maturity between 45 and 50 days. Our strategic positioning helped the Portfolio early in the year. In May and June, however, our shorter average maturity hindered performance, as many investors extended their expectations of when Fed tightening might begin.

LOOKING AHEAD
The latest report on first-quarter real gross domestic product showed that non-farm productivity rose 8.4%, and after-tax economic profits advanced 1.4%. Spending on equipment and software also rose in the first quarter of 2002, the first such increase since the third quarter of 2000.

Through the first half of the year, low mortgage rates helped the housing market remain strong. Although inventories fell, the rate of decline slowed. Industrial production increased five months in a row. As the economic rebound gathers momentum, we believe that corporate profits and capital spending are likely to increase.

Our outlook is somewhat more bearish than the market in general, since we expect the Federal Reserve to begin raising interest rates later this year, once evidence of economic growth becomes stronger. We therefore intend to keep the average maturity of the Portfolio short. The consensus view -- reflected in forward rates on money market instruments -- optimistically suggests that there is little likelihood of Fed tightening before 2003.

As the market continues to look for sustainable signs of economic recovery, we intend to remain focused on high-quality, liquid investments. Whatever the markets or the economy may bring, the Portfolio will continue to seek a high level of current income, as is considered consistent with the preservation of capital and maintaining liquidity.

Claude Athaide
Portfolio Manager
MacKay Shields LLC

(1) Federal Reserve Board Press Release -- Federal Open Market Committee Statement -- March 19, 2002.
(2) The current yield more closely reflects the current earnings of the Portfolio than the total return.
(3) While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Portfolio are not guaranteed and prices will fluctuate so that when shares are sold, they may be worth more or less than their original cost.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 26 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The U.S. stock market struggled during the first half of 2002, with several major indices finishing the semi-annual period in negative territory. Overall, smaller companies tended to outperform larger ones, and value stocks outperformed growth stocks at all market capitalization levels. Small- and mid-cap value stocks were among the few equity market sectors to provide positive results for the first half of the year.

With relatively strong economic indicators, the stock market's decline was prompted by other factors. Bankruptcies, accounting scandals, and corporate earnings shortfalls all took a toll on investor confidence, as Wall Street found itself under investigation for conflicts of interest. With stock prices remaining high relative to corporate earnings, investors waited for clearer indications of an earnings rebound before returning to the market.

As the United States returned to deficit spending and our trade deficit grew, the U.S. dollar weakened. Although multinational companies may benefit as U.S. products become less expensive overseas, the declining dollar may also make U.S. equities less attractive to foreign investors. The overall impact was negative for the U.S. stock market as a whole.

PERFORMANCE REVIEW
For the six months ended June 30, 2002, the MainStay VP Growth Equity Portfolio returned -12.75%. This outperformed the -13.78% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. The Portfolio also outperformed the -13.16% return of the S&P 500(R) Index* for the first half of 2002.

Relative performance was a tale of two quarters. During the first quarter of 2002, the Portfolio was disproportionately hurt relative to the S&P 500(R) Index by poorly performing holdings in the telecommunications and technology sectors. Portfolio performance was relatively stronger in the second quarter, as the Portfolio began focusing on stocks with more predictable growth patterns.

STRATEGY AND SECTOR ALLOCATION
Throughout the first half of 2002, the Portfolio was rather evenly positioned between growth and value stocks. At the start of the year, we expected the strengthening U.S. economy to improve performance in cyclical sectors, and we overweighted the Portfolio among consumer discretionary and industrial stocks. The Portfolio's industrial holdings outperformed the S&P 500(R) Index by a wide margin for the semi-annual period. The Portfolio's consumer discretionary positions only matched the market's performance, as consumer spending concerns weighed on the sector.

The Portfolio benefited from an overweighted position in consumer staples, which benefited from superior earnings visibility as the weakening dollar increased profits from foreign markets. The Portfolio benefited from strong consumer staples selection and its underweighting of health care stocks, particularly pharmaceuticals, relative to the S&P 500(R). Despite negative absolute performance, the Portfolio's health care holdings outperformed the health care sector as a whole by a wide margin.

Anticipating that a stronger economy would move interest rates higher, we underweighted financial stocks, which tend to underperform as rates rise. Unfortunately, poor stock performance and benign inflation left interest rates relatively steady over the reporting period, and financial stocks outperformed the S&P 500(R) benchmark. We believe our positioning should prove beneficial if interest rates rise in the second half of the year.

Technology and telecommunications holdings were among the Portfolio's worst performers during the semi-annual period, with difficulties at WorldCom compounding the difficulties these sectors have experienced since early 2000. Prudently, the Portfolio was underweighted in both technology and telecommunications through most of the first half of 2002.

As of June 30, 2002, the Portfolio's largest overweighted position was in industrials, which we believe is likely to benefit strongly from an economic recovery. Within industrials, the Portfolio has overweighted defense stocks, which may benefit from increased federal spending on high-end equipment to support the war on terrorism. With wide international exposure, industrial stocks may also benefit from the weaker dollar. The Portfolio has also overweighted consumer staples, based on stable earnings growth prospects, improving confidence, and favorable currency trends. We have reduced the Portfolio's consumer discretionary holdings, but continue to overweight the sector, anticipating strong sector earnings in the second half of 2002.

STRONG AND WEAK PERFORMERS
Two defense holdings, Lockheed Martin (+49%)(1) and General Dynamics (+34%), were the Portfolio's best performers during the first half of 2002. These stocks benefited from improving earnings and the prospect of an increase in government defense spending over the next few years. Boston Scientific (+21%), a medical supplies company, was another strong performer. The company was able to meet earnings expectations and also benefited from positive feedback on new product innovations. Toy company Mattel (+22%) benefited by continuing to follow through on the company's established business plan. Consumer products company Procter and Gamble (+14%) advanced as operating results improved after two years of weaker results.

The Portfolio's best-performing new purchase was Newell Rubbermaid (+11%), a large home furnishings company that benefited from a new management team focused on cost savings and operational improvements.

Not surprisingly, many of the Portfolio's worst-performing holdings for the semi-annual period were technology and telecommunications companies. Semiconductor manufacturer Intel (-41%) suffered as a prolonged business slowdown negatively impacted earnings. Nokia (-40%), a major supplier of mobile phones and infrastructure, also experienced a business slowdown. Despite improving trends in advertising, media mogul Clear Channel Communications (-37%) faced setbacks on concerns over the complexity of its financial reports. In the wake of the Enron scandal, marketing and advertising giant Omnicom (-51%) suffered on negative news about the company's accounting practices. The stock was the Portfolio's worst performing security in the first half of 2002. Financial services company Citigroup (-22%) suffered as slowing growth in its capital markets business and exposure to Enron and Latin America raised investor concerns.

In a difficult market, avoiding stocks with big losses can be as important as finding winners. Anticipating disappointing earnings at International Business Machines (IBM) in a weak market for information technology spending, we sold our position in the stock, which proceeded to fall another 32%. The Portfolio also benefited from our decision to take a loss on the sale of industrial conglomerate Tyco International, which proceeded to decline 56% from our sale price.

LOOKING AHEAD
Our long-term outlook for U.S. stocks remains generally positive, especially in light of the equity price correction we have seen over the last two and a half years. Although investor confidence has been shaken by accounting scandals, alarming headlines, and recent market performance, we believe investors are beginning to understand equity volatility and place the unusual trends of the late 1990s in their proper perspective. We believe that equity valuations have reached attractive levels, particularly if corporate earnings begin to improve in the second half of this year.

Since we expect a slow and gradual U.S. economic recovery, we believe that growth and value disciplines are in relative equilibrium, and we have allocated assets almost evenly across growth and value stocks. We are focusing on industries and stocks that we believe are well positioned to have sustainable earnings growth going forward. We are also closely monitoring companies with strong capital discipline, which may allow for better profit margins in the future. No matter how the markets may move, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

(1) Unless otherwise indicated, total returns reflect performance for the six-month period ended June 30, 2002.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 26 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

                                    GLOSSARY

AGENCY SECURITIES: Bonds issued by government-sponsored agencies and federally related institutions.

ALLOCATION: An investment technique that diversifies a portfolio among different types of assets such as stocks, bonds, cash equivalents, precious metals, real estate and collectibles.

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BEAR: An investor who acts on the belief that a security or the market is falling or is expected to fall.

BEAR MARKET: A market in which prices of a certain group of securities are falling or are expected to fall. Although figures can vary, a downturn of 15%-20% or more in more than one index (Dow Jones Industrial Average or S&P 500) is considered a bear market.

BOTTOM-UP INVESTING: Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

COLLATERALIZED SECURITIES: Securities that require some kind of collateral, i.e., cash or assets.

COMMON STOCKS: Equity securities representing shares of ownership in a company and usually carrying voting rights and earning dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES: Preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

CORRECTION: A downward movement in the price of an individual stock, bond, commodity, index or the stock market as a whole.

CYCLICAL: A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Examples are housing, steel, automobiles, and paper. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEFENSIVE: Stocks with investment returns that do not tend to decline as much as the market in general in times when stock prices are falling. These include companies with earnings that tend to grow despite the business cycle, such as food and drug firms, or companies that pay relatively high dividends like utilities.

DEFICIT SPENDING: The amount by which a government, company, or individual's spending exceeds its income over a particular period of time.

DISCIPLINED: An investment strategy that follows specific guidelines, procedures and rules in making decisions.

DURATION: A measure of maturity taking into account reinvestment of all interest payments.

EQUITY: A term describing stock, or any security representing an ownership interest in a business.

FALLEN ANGEL: A bond which was investment-grade when issued but which is now of significantly lower quality.

FANNIE MAE (ALSO, FEDERAL NATIONAL MORTGAGE ASSOCIATION, FNMA): A publicly traded company that works to assure that mortgage money is readily available for existing and potential homeowners in the United States.

FEDERAL FUNDS RATE: The interest rate that banks charge each other for the use of federal funds. This rate is used for overnight loans to banks that need more cash to meet bank reserve requirements. It changes daily and is the most sensitive indicator of general interest rate trends. The rate is not set directly by the Federal Reserve, but fluctuates in response to changes in supply and demand for funds.

FEDERAL RESERVE BOARD (THE FED): The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FIXED-RATE INVESTMENTS: A security that pays a fixed rate of return. This usually refers to government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

FREDDIE MAC (ALSO FEDERAL HOME LOAN MORTGAGE CORPORATION, FHLMC): A congressionally chartered institution that buys mortgages from lenders and resells them as securities on the secondary mortgage market.

FUNDAMENTAL ANALYSIS: Fundamental analysis asserts that a stock's price is determined by the future course of its earnings and dividends. The fundamental analyst tries to determine what the intrinsic value of a stock's underlying business is by looking at its financial statements and its competitive position within its industry.

GROSS DOMESTIC PRODUCT (GDP): The monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

GROWTH INVESTING: An investment strategy based on investing in companies and sectors which are growing faster than their peers. The benefits are usually in the form of capital gains rather than dividends.

INFLATION: The rate at which the general level of prices for goods and services is rising, and subsequently, purchasing power is falling. It is usually measured by the Consumer Price Index and the Producer Price Index.

INSIDER TRADING: The buying or selling of a security by insiders who possess material, nonpublic information about the security. The act puts insiders in breach of a fiduciary duty or other relationship of trust and confidence.

LARGE-CAP: A share of a large publicly traded corporation, typically with a total market capitalization of greater than $5 billion. (Also called large-cap stocks, large caps and blue chips.) Because of their size, large-caps tend to grow more slowly than small cap stocks, but they also tend to be much more stable.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

LOCAL CURRENCY TERMS: Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

LONG-TERM BOND (LONG BOND): Treasury bonds with maturities of more than 10 years; corporate bonds with maturities of more than 15 years. Long-term bonds pay higher yields but have greater inflation and credit risk.

MARKET CAPITALIZATION: The total market value of a company or stock. Market capitalization is calculated by multiplying the number of outstanding shares by their current market price. Investors generally divide the U.S. market into three basic market caps: large-cap, mid-cap and small-cap.

MARKET TIMING: Attempting to predict future market directions, usually by examining recent price and volume data or economic data, and investing based on those predictions.

MATURITY: The date on which a debt becomes due for payment. Also called the maturity date.

MONEY MARKET: Market for short-term debt securities, such as banker's acceptances, commercial paper, repurchase agreements, negotiable certificates of deposit, and Treasury Bills with a maturity of one year or less and often 30 days or less. Typically safe, highly liquid investments, although it is possible to lose money.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

OLD ECONOMY/NEW ECONOMY: Terms used to indicate the difference between the traditional economy, based on manufacturing and service, and the economic growth of the late 1990s that was based on developments in technology and the internet.

OVERWEIGHT/UNDERWEIGHT: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighed in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole, or is greater than the country's total equities relative to the international equity markets as a whole.

POSITION:  An investor's stake in a particular security or market.

RATING SERVICE: A company, such as Moody's or Standard & Poor's, that rates various debt and preferred stock issues for safety of payment of principal, interest or dividends.

SECTOR: A distinct subset of a market, industry, or economy, whose components share similar characteristics, e.g., consumer staples.

SECURITY: A financial asset including any note, stock, treasury stock, bond, debenture, certificate of interest or participation in any profit-sharing agreement or in a firm.

SHORT-TERM INVESTMENT: In general, usually one year or less, often used to refer to bonds or loans.

SPREAD: The difference between the bid and the ask prices of a security or asset.

TIGHTEN/LOOSEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "loosening", "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

TREASURY INFLATION PROTECTED SECURITIES (TIPS): A security which is identical to a treasury bond except that principal and coupon payments are adjusted to eliminate the effects of inflation.

VALUATION:  The process of determining the current worth of an asset.

VALUE-ORIENTED, VALUE INVESTING, VALUE APPROACH: A style of investing which looks for companies that have been overlooked or undervalued by the market, but with underlying sound fundamentals. Value investors typically buy stocks with high dividend yields, or ones that trade at a low price-to-earnings ratio (P/E) or low price-to-book ratio (P/B).

VISIBILITY: The level of predictability of upcoming financial data about a company, especially sales and earnings. When the numbers are fairly easy to predict, visibility is said to be high.

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time. It is expressed as a percentage of the cost of the security, generally obtained by dividing the current market price for a stock or bond into the annual dividend or interest payment. As the price of a stock or bond declines, its yield rises. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: This is a graph showing the yields for bonds of different maturities. When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)

                  LONG-TERM BONDS (96.3%)+
                   CORPORATE BONDS (36.9%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AUTO LEASES (1.4%)
General Motors Acceptance Corp.
 6.75%, due 1/15/06..............  $ 5,000,000   $  5,191,050
                                                 ------------

AUTOMOBILES (1.4%)
DaimlerChrysler North America
 Holdings Corp.
 7.20%, due 9/1/09...............    5,000,000      5,218,400
                                                 ------------
BANKS (4.1%)
Bank of America Corp.
 7.80%, due 2/15/10..............    5,000,000      5,595,200
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      5,108,280
Washington Mutual Bank FA
 6.875%, due 6/15/11.............    5,000,000      5,254,095
                                                 ------------
                                                   15,957,575
                                                 ------------
BEVERAGES (1.6%)
Anheuser-Busch Cos., Inc.
 6.00%, due 4/15/11..............    3,000,000      3,111,546
Pepsi Bottling Group, Inc.
 Series B
 7.00%, due 3/1/29...............    3,000,000      3,192,435
                                                 ------------
                                                    6,303,981
                                                 ------------
CHEMICALS (0.6%)
Rohm & Haas Co.
 6.95%, due 7/15/04..............    2,000,000      2,122,654
                                                 ------------

COMPUTERS & PERIPHERALS (1.0%)
IBM Corp.
 4.875%, due 10/1/06.............    4,000,000      4,038,628
                                                 ------------
DIVERSIFIED FINANCIALS (8.6%)
Boeing Capital Corp.
 5.75%, due 2/15/07..............    5,000,000      5,188,420
CIT Group, Inc.
 7.125%, due 10/15/04............    2,000,000      1,967,686
Ford Motor Credit Co.
 6.875%, due 2/1/06..............    5,000,000      5,115,330
General Electric Capital Corp.
 6.00%, due 6/15/12..............    5,000,000      4,976,285
Household Finance Corp.
 7.875%, due 3/1/07..............    3,000,000      3,199,713
National Rural Utilities
 Cooperative Finance Corp.
 6.00%, due 5/15/06..............    5,000,000      5,136,990
Wells Fargo Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      7,571,550
                                                 ------------
                                                   33,155,974
                                                 ------------

                                   Principal     Amount
                                   --------------------------

                   CORPORATE BONDS (36.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
BellSouth Corp.
 5.00%, due 10/15/06.............  $ 4,000,000   $  4,031,892
Sprint Capital Corp.
 6.90%, due 5/1/19...............    3,000,000      2,003,301
Verizon New England, Inc.
 6.50%, due 9/15/11..............    5,000,000      4,889,660
WorldCom, Inc.--WorldCom Group
 6.50%, due 5/15/04..............    5,000,000        800,000
                                                 ------------
                                                   11,724,853
                                                 ------------
ELECTRIC UTILITIES (2.6%)
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      5,081,690
TXU Corp.
 6.375%, due 6/15/06.............    5,000,000      5,142,550
                                                 ------------
                                                   10,224,240
                                                 ------------
FOOD & DRUG RETAILING (0.7%)
Delhaize America, Inc.
 7.375%, due 4/15/06.............    2,500,000      2,599,403
                                                 ------------

FOOD PRODUCTS (1.9%)
Campbell Soup Co.
 6.75%, due 2/15/11..............    2,000,000      2,106,478
Kellogg Co.
 Series B
 6.00%, due 4/1/06...............    5,000,000      5,225,440
                                                 ------------
                                                    7,331,918
                                                 ------------
MEDIA (1.6%)
CSC Holdings Inc.
 7.25%, due 7/15/08..............    5,000,000      4,040,935
Walt Disney Co. (The)
 7.00%, due 3/1/32...............    2,000,000      1,995,564
                                                 ------------
                                                    6,036,499
                                                 ------------
MULTILINE RETAIL (1.4%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............    5,000,000      5,492,395
                                                 ------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Duke Energy Corp.
 6.25%, due 1/15/12..............    2,000,000      2,039,480
                                                 ------------

OIL & GAS (3.0%)
Conoco Funding Co.
 5.45%, due 10/15/06.............    5,000,000      5,122,150
Phillips Petroleum Co.
 8.50%, due 5/25/05..............    6,000,000      6,706,266
                                                 ------------
                                                   11,828,416
                                                 ------------
PAPER & FOREST PRODUCTS (0.8%)
Weyerhaeuser Co.
 7.375%, due 3/15/32 (a).........    3,000,000      3,044,985
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2002 (Unaudited)

                 CORPORATE BONDS (CONTINUED)
                                   Principal     Amount
                                   --------------------------
ROAD & RAIL (1.1%)
Norfolk Southern Corp.
 7.80%, due 5/15/27..............  $ 4,000,000   $  4,440,636
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...............    5,000,000      3,861,455
Cingular Wireless
 6.50%, due 12/15/11 (a).........    2,500,000      2,327,968
                                                 ------------
                                                    6,189,423
                                                 ------------
Total Corporate Bonds (Cost
 $144,294,128)...................                 142,940,510
                                                 ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (56.5%)
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (6.3%)
 5.125%, due 2/13/04.............   12,000,000     12,451,152
 5.375%, due 11/15/11............    5,000,000      5,004,910
 5.91%, due 8/25/03..............    7,000,000      7,270,311
                                                 ------------
                                                   24,726,373
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (17.7%)
 5.50%, due 5/1/16...............   10,762,091     10,786,941
 6.00%, due 2/1/14 - 10/1/28.....    8,937,890      9,066,224
 6.50%, due 11/1/09 - 12/1/31....   29,246,027     29,958,250
 7.00%, due 2/1/27 - 4/1/31......   12,568,783     13,051,702
 7.50%, due 7/1/28...............    1,996,988      2,103,825
 8.00%, due 5/1/25 - 12/1/29.....    3,446,867      3,680,796
                                                 ------------
                                                   68,647,738
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (4.0%)
 6.00%, due 2/15/32..............    4,933,810      4,937,762
 6.50%, due 4/15/32..............    4,988,082      5,099,146
 7.00%, due 7/15/31..............    4,452,066      4,632,179
 9.00%, due 4/15/26..............      727,385        797,393
                                                 ------------
                                                   15,466,480
                                                 ------------
UNITED STATES TREASURY BONDS (5.8%)
 5.375%, due 2/15/31.............   12,500,000     12,240,238
 6.25%, due 5/15/30..............    5,000,000      5,416,210
 7.125%, due 2/15/23.............    4,000,000      4,708,084
                                                 ------------
                                                   22,364,532
                                                 ------------
UNITED STATES TREASURY NOTES (22.7%)
 3.00%, due 2/29/04..............    4,000,000      4,023,280
 3.25%, due 5/31/04..............    4,000,000      4,030,624
 4.375%, due 5/15/07.............   21,000,000     21,288,750
 4.625%, due 5/15/06.............   11,000,000     11,330,000

                                   Principal     Amount
                                   --------------------------

UNITED STATES TREASURY NOTES (Continued)
 4.875%, due 2/15/12.............  $16,000,000   $ 16,060,000
 5.00%, due 2/15/11..............    3,000,000      3,050,778
 5.75%, due 11/15/05.............   22,500,000     24,011,730
 6.25%, due 2/15/07..............    4,000,000      4,376,944
                                                 ------------
                                                   88,172,106
                                                 ------------
Total U.S. Government & Federal
 Agencies
 (Cost $214,265,146).............                 219,377,229
                                                 ------------

YANKEE BONDS (2.9%)
FOREIGN GOVERNMENTS (2.9%)
Province of British Columbia
 4.63%, due 10/3/06..............    5,000,000      5,062,200
Province of Ontario
 5.50%, due 10/1/08..............    6,000,000      6,227,100
                                                 ------------
                                                   11,289,300
                                                 ------------
Total Yankee Bonds
 (Cost $10,954,243)..............                  11,289,300
                                                 ------------
Total Long-Term Bonds
 (Cost $369,513,517).............                 373,607,039
                                                 ------------

SHORT-TERM INVESTMENTS (2.5%)
COMMERCIAL PAPER (2.5%)
American Express Credit Corp.
 1.97%, due 7/1/02...............    4,720,000      4,719,483
First Data Corp.
 1.78%, due 7/2/02...............    3,000,000      2,999,555
Virginia Electric and Power Co.
 1.77%, due 7/10/02..............    2,000,000      1,998,918
                                                 ------------
Total Short-Term Investments
 (Cost $9,717,956)...............                   9,717,956
                                                 ------------
Total Investments
 (Cost $379,231,473) (b).........         98.8%   383,324,995(c)
Cash and Other Assets,
 Less Liabilities................          1.2      4,570,942
                                   -----------   ------------
Net Assets.......................        100.0%  $387,895,937
                                   ===========   ============

------------
(a)  May be sold to institutional investors only.
(b)  The cost for federal income tax purposes is $379,239,775.
(c) At June 30, 2002 net unrealized appreciation was $4,085,220, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,551,237 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,466,017.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $379,231,473).........   $383,324,995
Cash.....................................            268
Receivables:
  Investment securities sold.............     11,547,696
  Interest...............................      4,832,947
  Fund shares sold.......................        419,809
                                            ------------
        Total assets.....................    400,125,715
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     11,828,030
  Fund shares redeemed...................        138,224
  Shareholder communication..............         92,626
  Adviser................................         74,375
  Administrator..........................         59,500
Accrued expenses.........................         37,023
                                            ------------
        Total liabilities................     12,229,778
                                            ------------
Net assets applicable to outstanding
  shares.................................   $387,895,937
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares authorized...   $    290,810
Additional paid-in capital...............    379,525,407
Accumulated undistributed net investment
  income.................................      9,864,427
Accumulated net realized loss on
  investments............................     (5,878,229)
Net unrealized appreciation on
  investments............................      4,093,522
                                            ------------
Net assets applicable to outstanding
  shares.................................   $387,895,937
                                            ============
Shares of capital stock outstanding......     29,081,020
                                            ============
Net asset value per share outstanding....   $      13.34
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $ 10,814,234
                                            ------------
Expenses:
  Advisory...............................        466,148
  Administration.........................        372,919
  Shareholder communication..............         58,303
  Professional...........................         31,907
  Directors..............................          6,638
  Portfolio pricing......................          1,637
  Miscellaneous..........................         12,255
                                            ------------
        Total expenses...................        949,807
                                            ------------
Net investment income....................      9,864,427
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
Net realized loss on investments.........        (57,370)
Net change in unrealized appreciation on
  investments............................     (3,124,540)
                                            ------------
Net realized and unrealized loss on
  investments............................     (3,181,910)
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,682,517
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2002 (Unaudited) and the year ended December 31, 2001

                                                                  2002           2001
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  9,864,427   $ 17,209,286
  Net realized gain (loss) on investments...................       (57,370)     2,950,968
  Net change in unrealized appreciation on investments......    (3,124,540)     5,488,633
                                                              ------------   ------------
  Net increase in net assets resulting from operations......     6,682,517     25,648,887
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income................................      (209,054)   (17,222,825)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    39,497,206    118,047,838
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................       209,054     17,222,825
                                                              ------------   ------------
                                                                39,706,260    135,270,663
  Cost of shares redeemed...................................   (31,266,344)   (28,286,725)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................     8,439,916    106,983,938
                                                              ------------   ------------
Net increase in net assets..................................    14,913,379    115,410,000
NET ASSETS:
Beginning of period.........................................   372,982,558    257,572,558
                                                              ------------   ------------
End of period...............................................  $387,895,937   $372,982,558
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  9,864,427   $    209,054
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,                       YEAR ENDED DECEMBER 31
                                                   2002*           2001       2000       1999         1998        1997
                                                 -----------------------------------------------------------------------
Net asset value at beginning of period.........   $  13.11       $  12.59   $  12.24   $  13.23     $  13.14    $  12.83
                                                  --------       --------   --------   --------     --------    --------
Net investment income..........................       0.34           0.65       0.85       0.78         0.74        0.88
Net realized and unrealized gain (loss) on
  investments..................................      (0.10)          0.52       0.35      (0.99)        0.46        0.35
                                                  --------       --------   --------   --------     --------    --------
Total from investment operations...............       0.24           1.17       1.20      (0.21)        1.20        1.23
                                                  --------       --------   --------   --------     --------    --------
Less dividends and distributions:
  From net investment income...................      (0.01)         (0.65)     (0.85)     (0.78)       (0.74)      (0.88)
  From net realized gain on investments........         --             --         --      (0.00)(a)    (0.37)      (0.04)
                                                  --------       --------   --------   --------     --------    --------
Total dividends and distributions..............      (0.01)         (0.65)     (0.85)     (0.78)       (1.11)      (0.92)
                                                  --------       --------   --------   --------     --------    --------
Net asset value at end of period...............   $  13.34       $  13.11   $  12.59   $  12.24     $  13.23    $  13.14
                                                  ========       ========   ========   ========     ========    ========
Total investment return........................       1.80%(b)       9.27%      9.82%     (1.53%)       9.12%       9.65%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income........................       5.29%+         5.66%      6.37%      5.86%        5.86%       6.42%
  Expenses.....................................       0.51%+         0.52%      0.51%      0.50%        0.52%       0.50%
Portfolio turnover rate........................         23%            54%        58%       161%         206%        187%
Net assets at end of period (in 000's).........   $387,896       $372,983   $257,573   $287,361     $277,392    $228,949

------------
(a) Less than one cent per share.
(b) Total return is not annualized.
 +  Annualized.
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)

SHORT-TERM INVESTMENTS (100.0%)
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
BANK NOTES (2.0%)
First Union National Bank
 Series 1
 2.16%, due 9/6/02 (b)(c)........  $ 7,500,000   $  7,502,042
International Bank for
 Reconstruction & Development
 (Discount Note)
 1.75%, due 8/22/02..............    2,200,000      2,194,439
                                                 ------------
                                                    9,696,481
                                                 ------------
CERTIFICATES OF DEPOSIT (4.2%)
(Euro Certificates of Deposit)
Barclays Bank PLC
 1.81%, due 9/10/02 (c)..........    4,000,000      3,999,988
(Yankee Certificates of Deposit)
Bayerische Landesbank
 Girozentrale New York
 Series F
 7.10%, due 7/5/02 (c)...........    3,740,000      3,742,093
Lloyds Bank PLC New York
 1.79%, due 9/25/02 (c)..........    4,000,000      4,000,190
Quebec (Province of)
 7.50%, due 7/15/02 (c)..........    4,000,000      4,006,989
UBS AG Stamford CT
 4.01%, due 7/2/02 (c)...........    4,000,000      4,000,133
                                                 ------------
                                                   19,749,393
                                                 ------------
COMMERCIAL PAPER (42.9%)
Abbey National North America
 1.80%, due 8/30/02..............    4,000,000      3,988,000
Abbott National Laboratories
 1.74%, due 8/20/02 (a)..........    4,000,000      3,995,698
 1.76%, due 7/23/02 (a)..........    4,000,000      3,990,333
ABN-AMRO North America Finance,
 Inc.
 1.86%, due 7/8/02...............    4,000,000      3,998,553
American Express Credit Corp.
 1.98%, due 7/22/02..............    4,000,000      3,995,380
American General Finance Corp.
 1.80%, due 8/19/02-8/20/02......    8,000,000      7,980,200
ANZ (DE), Inc.
 1.78%, due 9/5/02...............    4,000,000      3,986,947
 1.79%, due 7/29/02..............    4,000,000      3,994,431
Atlantis One Funding Corp.
 1.78%, due 7/25/02 (a)..........    3,100,000      3,096,321
 1.79%, due 8/26/02 (a)..........    3,000,000      2,991,647
Barclays U.S. Funding Corp.
 1.80%, due 9/4/02...............    4,000,000      3,987,000
Bayerische Hypo-und Vereinsbank
 AG
 1.77%, due 9/17/02..............    4,000,000      3,984,660
 1.80%, due 7/24/02..............    3,000,000      2,996,550
ChevronTexaco Corp.
 1.75%, due 8/13/02..............    4,000,000      3,991,639
 1.77%, due 7/30/02..............    4,000,000      3,994,297

                                    Principal     Amortized
                                     Amount          Cost
                                   --------------------------

COMMERCIAL PAPER (Continued)
Deutsche Bank Financial, Inc.
 1.99%, due 7/23/02..............  $ 4,000,000   $  3,995,148
Dexia Delaware LLC
 1.77%, due 7/23/02..............    4,000,000      3,995,673
FCAR Owner Trust
 1.81%, due 8/27/02..............    4,000,000      3,988,537
General Electric Capital Corp.
 2.09%, due 8/22/02..............    3,875,000      3,863,302
Halifax PLC
 1.77%, due 7/10/02..............    4,000,000      3,998,230
Harvard University
 1.74%, due 9/9/02...............    4,000,000      3,986,467
 1.76%, due 8/12/02..............    4,000,000      3,991,786
ING America Insurance Holdings
 1.77%, due 8/5/02...............    4,000,000      3,993,117
 1.81%, due 8/6/02...............    4,000,000      3,992,760
KFW International Finance, Inc.
 1.77%, due 8/13/02..............    4,000,000      3,994,232
 1.79%, due 7/30/02..............    4,000,000      3,991,544
Lloyds Bank PLC
 1.80%, due 8/14/02..............    4,000,000      3,991,200
Merrill Lynch & Co., Inc.
 1.76%, due 10/18/02.............    4,000,000      3,978,684
Metlife Funding Inc.
 1.79%, due 8/20/02..............    4,000,000      3,990,056
Morgan Stanley Dean Witter & Co.
 1.76%, due 9/23/02..............    4,000,000      3,983,573
 1.79%, due 7/9/02...............    4,000,000      3,998,409
Nationwide Building Society
 1.93%, due 8/9/02...............    4,000,000      3,991,637
Nestle Capital Corp.
 1.75%, due 8/5/02-9/24/02 (a)...    8,000,000      7,976,667
Prudential Funding LLC
 1.78%, due 7/12/02..............    4,000,000      3,997,824
Prudential Funding PLC
 1.77%, due 8/30/02 (a)..........    4,000,000      3,988,200
 1.80%, due 7/26/02 (a)..........    4,000,000      3,995,000
Rio Tinto America, Inc.
 1.77%, due 9/17/02 (a)..........    4,297,000      4,280,521
Santander Hispano Finance
 Delaware, Inc.
 1.86%, due 9/12/02..............    4,000,000      3,984,913
Shell Finance (U.K.) PLC
 1.77%, due 8/29/02..............    4,000,000      3,988,397
 1.80%, due 8/2/02...............    4,000,000      3,993,600
Societe Generale N.A., Inc.
 1.80%, due 9/30/02..............    4,000,000      3,981,800
 1.85%, due 8/16/02..............    4,000,000      3,990,544
Svenska Handelsbanken AB
 1.79%, due 8/6/02...............    4,000,000      3,992,840
 1.82%, due 7/18/02..............    4,000,000      3,996,562

------------
+ Percentages indicated are based on Portfolio net assets.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2002 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)
                                    Principal     Amortized
                                     Amount          Cost
                                   --------------------------
COMMERCIAL PAPER (Continued)
Swiss Re Financial Products
 1.77%, due 8/23/02 (a)..........  $ 3,000,000   $  2,992,182
 1.78%, due 8/14/02 (a)..........    4,000,000      3,991,298
UBS Finance Delaware LLC
 1.76%, due 8/6/02...............    4,000,000      3,992,960
 1.94%, due 8/22/02..............    4,000,000      3,988,791
Unicredit Delaware Inc.
 1.77%, due 9/23/02..............    3,000,000      2,987,610
United Parcel Service
 1.74%, due 9/5/02...............    4,000,000      3,987,240
                                                 ------------
                                                  202,802,960
                                                 ------------
CORPORATE BONDS (4.1%)
Bank of America Corp.
 7.75%, due 7/15/02 (c)..........    4,500,000      4,509,753
General Electric Capital Corp.
 1.87%, due 7/9/03 (b)(c)........    4,000,000      4,000,000
Permanent Financing PLC
 Series 1 Class 1A
 1.82%, due 6/10/03 (b)(c).......    4,000,000      4,000,000
SBC Communications Inc.
 1.86%, due 3/14/03 (a)(b)(c)....    2,000,000      2,000,000
Wells Fargo & Co.
 6.50%, due 9/3/02 (c)...........    5,000,000      5,037,869
                                                 ------------
                                                   19,547,622
                                                 ------------
MEDIUM-TERM NOTES (4.4%)
American Express Credit Corp.
 Series B
 1.83%, due 4/8/03 (b)(c)........    4,000,000      4,000,000
Ford Credit Auto Owner Trust
 Series 2002-B Class A1
 2.01%, due 3/17/03 (c)..........    1,955,901      1,955,901
Goldman Sachs Group, Inc.
 Series B
 2.08%, due 8/21/02 (b)(c).......    4,000,000      4,001,167
Merrill Lynch & Co., Inc.
 Series B
 2.01%, due 8/15/02 (b)(c).......    4,000,000      4,000,921
Salomon Smith Barney Holdings,
 Inc.
 Series I
 1.97%, due 9/20/02 (b)(c).......    4,000,000      4,001,197
 2.06%, due 8/7/02 (b)(c)........    3,000,000      3,000,609
                                                 ------------
                                                   20,959,795
                                                 ------------
MORTGAGE-BACKED SECURITY (1.3%)
COMMERCIAL MORTGAGE LOAN
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.3%)
Holmes Financing PLC
 Series 5 Class 1A
 1.85%, due 10/15/02 (b)(c)......    6,000,000      6,000,000
                                                 ------------

                                    Principal     Amortized
                                     Amount          Cost
                                   --------------------------


U.S. GOVERNMENT & FEDERAL AGENCIES (38.2%)
Federal Home Loan Bank (Discount Notes)
 1.67%, due 7/1/02...............  $ 4,000,000   $  4,000,000
 1.70%, due 9/16/02..............    4,000,000      3,985,456
 1.73%, due 9/11/02..............    4,000,000      3,986,160
 1.74%, due 9/13/02..............    5,000,000      4,982,168
 1.76%, due 7/19/02-8/7/02.......    8,000,000      7,989,244
Federal National Mortgage Association
 (Discount Notes)
 1.75%, due 8/28/02-9/18/02......   12,000,000     11,962,019
 1.76%, due 7/24/02..............    4,000,000      3,995,502
 1.77%, due 7/17/02-7/31/02......    7,300,000      7,291,511
 1.86%, due 8/23/02..............    5,000,000      4,986,309
 1.91%, due 8/29/02..............    4,000,000      3,987,479
Freddie Mac (Discount Notes)
 1.70%, due 7/3/02...............    5,000,000      4,999,528
 1.72%, due 8/21/02..............    4,000,000      3,990,253
 1.73%, due 10/23/02.............    5,100,000      5,072,061
 1.75%, due 7/9/02-9/30/02.......   24,300,000     24,222,255
 1.76%, due 8/1/02-8/8/02........   13,000,000     12,977,560
 1.77%, due 7/25/02..............    4,000,000      3,995,280
 1.80%, due 8/30/02..............    4,000,000      3,988,000
 1.81%, due 8/26/02..............    4,377,000      4,364,676
 1.95%, due 9/20/02..............    5,000,000      4,978,063
United States Treasury Bills
 1.64%, due 10/17/02.............    4,000,000      3,980,320
 1.65%, due 8/1/02...............    4,000,000      3,994,334
 1.66%, due 10/24/02.............    4,000,000      3,978,789
 1.67%, due 10/3/02-10/10/02.....    8,000,000      7,963,817
 1.68%, due 9/26/02..............    7,000,000      6,971,580
 1.70%, due 9/12/02-9/19/02......    5,500,000      5,479,716
 1.74%, due 8/22/02..............    5,000,000      4,987,434
United States Treasury Note
 3.63%, due 7/15/02 (c)(d).......   15,500,000     17,402,961
                                                 ------------
                                                  180,512,475
                                                 ------------

                                     Shares
                                   -----------
INVESTMENT COMPANY (2.9%)
Merrill Lynch Premier
 Institutional Fund..............   13,529,029     13,529,029
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $472,797,755)
 (e).............................        100.0%   472,797,755
Cash and Other Assets, Less
 Liabilities.....................          0.0(f)      112,293
                                   -----------   ------------
Net Assets.......................        100.0%  $472,910,048
                                   ===========   ============

------------
+ Percentages indicated are based on Portfolio net assets.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 2002.
(c) Coupon interest bearing security.
(d) Treasury Inflation Indexed Security-Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) Less than one tenth of a percent.

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                     COST        PERCENT+
                                 ------------------------
Auto Leases....................  $  1,955,901       0.4%
Banks #........................   134,077,006      28.4
Brokerage......................     3,978,684       0.8
Commercial Services
  Specialized..................     3,987,240       0.8
Conglomerates..................     3,863,302       0.8
Consumer Financial Services....    10,978,860       2.3
Diversified Financial
  Services.....................     4,000,000       0.9
Education......................     7,978,253       1.7
Finance........................    10,000,000       2.1
Foreign Government.............     1,812,550       0.4
Health Care-Medical Products...     7,986,031       1.7
Insurance......................    11,978,024       2.5
Insurance-Life & Health........     7,983,200       1.7
Investment Bank/Brokerage......    22,985,877       4.9
Investment Company.............    13,529,029       2.9
Metals-Miscellaneous...........     4,280,521       0.9
Oil-Integrated Domestic........     7,985,936       1.7
Special Purpose Finance........    30,924,866       6.5
Telephone......................     2,000,000       0.4
U.S. Government & Federal
  Agencies.....................   180,512,475      38.2
                                 ------------     ------
                                  472,797,755     100.0
Cash and Other Assets, Less
  Liabilities..................       112,293       0.0*
                                 ------------     ------
Net Assets.....................  $472,910,048     100.0%
                                 ============     ======

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002 (Unaudited)

ASSETS:
Investment in securities, at value
  (amortized cost $472,797,755)..........   $472,797,755
Cash.....................................         50,672
Receivables:
  Investment securities sold.............     14,975,000
  Fund shares sold.......................      3,307,882
  Interest...............................      1,076,213
                                            ------------
        Total assets.....................    492,207,522
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................     18,297,637
  Shareholder communication..............        166,639
  Adviser................................         96,679
  Administrator..........................         77,343
  Custodian..............................         11,381
Accrued expenses.........................         33,191
Dividend payable.........................        614,604
                                            ------------
        Total liabilities................     19,297,474
                                            ------------
Net assets applicable to outstanding
  shares.................................   $472,910,048
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  4,728,859
Additional paid-in capital...............    468,151,711
Accumulated undistributed net realized
  gain on investments....................         29,478
                                            ------------
Net assets applicable to outstanding
  shares.................................   $472,910,048
                                            ============
Shares of capital stock outstanding......    472,885,920
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  4,713,186
                                            ------------
Expenses:
  Advisory...............................        570,555
  Administration.........................        456,444
  Shareholder communication..............        113,349
  Professional...........................         32,619
  Custodian..............................         20,643
  Directors..............................          8,069
  Miscellaneous..........................          8,883
                                            ------------
        Total expenses...................      1,210,562
                                            ------------
Net investment income....................      3,502,624
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........         26,814
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  3,529,438
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2002 (Unaudited) and the year ended December 31, 2001

                                                                   2002              2001
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     3,502,624   $    13,966,087
  Net realized gain on investments..........................           26,814             3,086
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations......        3,529,438        13,969,173
                                                              ---------------   ---------------
Dividends and distributions to shareholders:
  From net investment income................................       (3,502,624)      (13,966,087)
  From net realized gain on investments.....................               --            (1,363)
                                                              ---------------   ---------------
    Total dividends and distributions to shareholders.......       (3,502,624)      (13,967,450)
                                                              ---------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares..........................    1,172,283,057     2,112,270,966
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        2,926,807        13,931,327
                                                              ---------------   ---------------
                                                                1,175,209,864     2,126,202,293
  Cost of shares redeemed...................................   (1,183,497,849)   (1,950,947,991)
                                                              ---------------   ---------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................       (8,287,985)      175,254,302
                                                              ---------------   ---------------
Net increase (decrease) in net assets.......................       (8,261,171)      175,256,025
NET ASSETS:
Beginning of period.........................................      481,171,219       305,915,194
                                                              ---------------   ---------------
End of period...............................................  $   472,910,048   $   481,171,219
                                                              ===============   ===============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                SIX MONTHS
                                                  ENDED
                                                 JUNE 30,                         YEAR ENDED DECEMBER 31
                                                  2002*          2001         2000         1999         1998         1997
                                                -----------------------------------------------------------------
Net asset value at beginning of period........   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 --------      --------     --------     --------     --------     --------
Net investment income.........................       0.01          0.04         0.06         0.05         0.05         0.05
                                                 --------      --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income..................      (0.01)        (0.04)       (0.06)       (0.05)       (0.05)       (0.05)
  From net realized gain on investments.......         --         (0.00)(a)       --        (0.00)(a)    (0.00)(a)       --
                                                 --------      --------     --------     --------     --------     --------
Total dividends and distributions.............      (0.01)        (0.04)       (0.06)       (0.05)       (0.05)       (0.05)
                                                 --------      --------     --------     --------     --------     --------
Net asset value at end of period..............   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 ========      ========     ========     ========     ========     ========
Total investment return.......................       0.77%(b)      3.84%        6.06%        4.84%        5.18%        5.25%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.......................       1.53%+        3.57%        5.87%        4.79%        5.05%        5.13%
  Expenses....................................       0.53%+        0.54%        0.52%        0.51%        0.54%        0.54%
Net assets at end of period (in 000's)........   $472,910      $481,171     $305,915     $454,470     $231,552     $140,782

------------
(a) Less than one cent per share.
(b) Total return is not annualized.
 +  Annualized.
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002 (Unaudited)

COMMON STOCKS (93.7%)+
                                     SHARES         VALUE
                                   -----------------------
AEROSPACE & DEFENSE (5.6%)
General Dynamics Corp. ..........      170,100   $ 18,090,135
Lockheed Martin Corp. ...........      327,900     22,789,050
Raytheon Co. ....................      232,900      9,490,675
                                                 ------------
                                                   50,369,860
                                                 ------------
AUTOMOBILES (1.4%)
Harley-Davidson, Inc. ...........      239,900     12,299,673
                                                 ------------
BANKS (6.4%)
Bank of America Corp. ...........      278,000     19,560,080
Bank One Corp. ..................      240,800      9,265,984
Comerica Inc. ...................      156,700      9,621,380
Wachovia Corp. ..................      273,100     10,426,958
Wells Fargo & Co. ...............      182,300      9,125,938
                                                 ------------
                                                   58,000,340
                                                 ------------
BEVERAGES (3.8%)
Anheuser-Busch Cos., Inc. .......      309,400     15,470,000
Coca-Cola Co. (The)..............      177,700      9,951,200
PepsiCo, Inc. ...................      187,000      9,013,400
                                                 ------------
                                                   34,434,600
                                                 ------------
BIOTECHNOLOGY (0.6%)
Gilead Sciences, Inc. (a)........      152,200      5,004,336
                                                 ------------

CHEMICALS (1.0%)
E.I. du Pont de Nemours & Co. ...      207,700      9,221,880
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (4.2%)
Concord EFS, Inc. (a)............      309,000      9,313,260
First Data Corp. ................      241,200      9,083,592
Fiserv, Inc. (a).................      226,300      8,307,473
Pitney Bowes Inc. ...............      282,200     11,208,984
                                                 ------------
                                                   37,913,309
                                                 ------------
COMMUNICATIONS EQUIPMENT (1.6%)
Cisco Systems, Inc. (a)..........      596,000      8,314,200
Nokia Corp. ADR (b)..............      441,700      6,395,816
                                                 ------------
                                                   14,710,016
                                                 ------------
DIVERSIFIED FINANCIALS (5.1%)
American Express Co. ............      237,400      8,622,368
Capital One Financial Corp. .....      142,200      8,681,310
Citigroup Inc. ..................      227,784      8,826,630
Goldman Sachs Group, Inc.
 (The)...........................      113,000      8,288,550
SLM Corp. .......................      120,800     11,705,520
                                                 ------------
                                                   46,124,378
                                                 ------------
ELECTRIC UTILITIES (2.1%)
Dominion Resources, Inc. ........      146,900      9,692,462
TXU Corp. .......................      183,500      9,431,900
                                                 ------------
                                                   19,124,362
                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.0%)
Baker Hughes Inc. ...............      262,500      8,738,625
                                                 ------------

                                   SHARES               Value
                                   -----------------------


FOOD & DRUG RETAILING (1.5%)
Walgreen Co. ....................      350,400   $ 13,535,952
                                                 ------------

FOOD PRODUCTS (1.4%)
Kellogg Co. .....................      353,600     12,680,096
                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
Boston Scientific Corp. (a)......      663,950     19,467,014
Stryker Corp. (a)................      181,900      9,733,469
                                                 ------------
                                                   29,200,483
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (4.4%)
Anthem, Inc. (a).................      146,000      9,814,120
Quest Diagnostics Inc. (a).......      121,100     10,420,655
Tenet Healthcare Corp. (a).......      121,200      8,671,860
UnitedHealth Group Inc. .........      118,600     10,857,830
                                                 ------------
                                                   39,764,465
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
Marriott International, Inc.
 Class A.........................      221,600      8,431,880
                                                 ------------

HOUSEHOLD DURABLES (1.2%)
Newell Rubbermaid Inc. ..........      309,000     10,833,540
                                                 ------------

HOUSEHOLD PRODUCTS (3.6%)
Colgate-Palmolive Co. ...........      175,000      8,758,750
Kimberly-Clark Corp. ............      192,900     11,959,800
Procter & Gamble Co. (The).......      133,700     11,939,410
                                                 ------------
                                                   32,657,960
                                                 ------------
INDUSTRIAL CONGLOMERATES (1.6%)
3M Co. ..........................      115,000     14,145,000
                                                 ------------

INSURANCE (2.1%)
Chubb Corp. (The)................      132,600      9,388,080
XL Capital Ltd. Class A..........      112,300      9,511,810
                                                 ------------
                                                   18,899,890
                                                 ------------
IT CONSULTING & SERVICES (1.9%)
Affiliated Computer Services,
 Inc. Class A (a)................      185,500      8,807,540
Sungard Data Systems Inc. (a)....      322,800      8,547,744
                                                 ------------
                                                   17,355,284
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.2%)
Mattel, Inc. (a).................      506,300     10,637,363
                                                 ------------

MACHINERY (6.5%)
Deere & Co. .....................      287,600     13,776,040
Eaton Corp. .....................      175,400     12,760,350
Illinois Tool Works Inc. ........      136,900      9,435,148
ITT Industries, Inc. ............      207,100     14,621,260
SPX Corp. (a)....................       73,600      8,648,000
                                                 ------------
                                                   59,240,798
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

          COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                                   --------------------------
MEDIA (4.7%)
Clear Channel
 Communications, Inc. (a)........      267,743   $  8,573,131
Interpublic Group of Cos., Inc.
 (The)...........................      429,100     10,624,516
New York Times Co. (The) Class
 A...............................      210,400     10,835,600
Omnicom Group Inc. ..............      105,600      4,836,480
Viacom Inc. Class B (a)..........      182,300      8,088,651
                                                 ------------
                                                   42,958,378
                                                 ------------
MULTILINE RETAIL (4.5%)
Costco Wholesale Corp. (a).......      265,500     10,253,610
Target Corp. ....................      357,600     13,281,264
Wal-Mart Stores, Inc. ...........      312,500     17,190,625
                                                 ------------
                                                   40,725,499
                                                 ------------
OIL & GAS (5.2%)
ChevronTexaco Corp. .............      210,200     18,602,700
Exxon Mobil Corp. ...............      435,400     17,816,568
Phillips Petroleum Co. ..........      185,700     10,934,016
                                                 ------------
                                                   47,353,284
                                                 ------------
PAPER & FOREST PRODUCTS (2.4%)
International Paper Co. .........      285,100     12,424,658
Weyerhaeuser Co. ................      142,800      9,117,780
                                                 ------------
                                                   21,542,438
                                                 ------------
PERSONAL PRODUCTS (1.6%)
Avon Products, Inc. .............      274,200     14,324,208
                                                 ------------

PHARMACEUTICALS (3.6%)
Forest Laboratories, Inc. (a)....      120,600      8,538,480
Johnson & Johnson................      258,600     13,514,436
Pharmacia Corp. .................      273,700     10,250,065
                                                 ------------
                                                   32,302,981
                                                 ------------
ROAD & RAIL (1.1%)
Union Pacific Corp. .............      164,100     10,384,248
                                                 ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.4%)
Applied Materials, Inc. (a)......      577,900     10,991,658
Intel Corp. .....................      653,200     11,933,964
KLA-Tencor Corp. (a).............      194,600      8,560,454
National Semiconductor Corp.
 (a).............................      229,200      6,685,764
Texas Instruments Inc. ..........      464,700     11,013,390
                                                 ------------
                                                   49,185,230
                                                 ------------
SOFTWARE (1.4%)
Microsoft Corp. (a)..............      189,500     10,255,740
VERITAS Software Corp. (a).......      145,600      2,881,424
                                                 ------------
                                                   13,137,164
                                                 ------------

                                   SHARES           VALUE
                                   --------------------------
SPECIALTY RETAIL (1.5%)
TJX Cos., Inc. (The).............      675,100   $ 13,238,711
                                                 ------------
Total Common Stocks
 (Cost $856,446,215).............                 848,476,231
                                                 ------------
                SHORT-TERM INVESTMENTS (5.5%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (5.5%)
American Express Credit Corp.
 1.97%, due 7/1/02...............  $13,854,000     13,852,484
First Data Corp.
 1.76%, due 7/2/02...............    8,000,000      7,998,813
KFW International Finance
 1.78%, due 7/25/02..............    3,927,000      3,921,940
Salomon, Smith Barney Holdings
 1.73%, due 7/8/02...............    8,552,000      8,548,254
Santander Hispano Finance
 Delaware, Inc.
 1.86%, due 8/23/02..............    5,000,000      4,985,744
Virginia Electric and Power
 1.70%, due 7/22/02..............   10,850,000     10,837,656
                                                 ------------
Total Short-Term Investments
 (Cost $50,144,891)..............                  50,144,891
                                                 ------------
Total Investments
 (Cost $906,591,106) (c).........         99.2%   898,621,122(d)
Cash and Other Assets,
 Less Liabilities................          0.8      7,432,776
                                   -----------   ------------
Net Assets.......................        100.0%  $906,053,898
                                   ===========   ============

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At June 30, 2002 net unrealized depreciation was $7,969,984, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $67,680,410 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $75,650,394.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $906,591,106).......   $  898,621,122
Cash...................................           12,045
Receivables:
  Investment securities sold...........       21,857,680
  Dividends............................          819,883
  Fund shares sold.....................           28,968
                                          --------------
        Total assets...................      921,339,698
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......       13,851,726
  Fund shares redeemed.................          798,479
  Shareholder communication............          265,011
  Adviser..............................          179,315
  Administrator........................          143,452
  Professional.........................           27,202
  Custodian............................            3,298
Accrued expenses.......................           17,317
                                          --------------
        Total liabilities..............       15,285,800
                                          --------------
Net assets applicable to outstanding
  shares...............................   $  906,053,898
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized...........................   $      519,513
Additional paid-in capital.............      992,001,217
Accumulated undistributed net
  investment income....................        3,028,766
Accumulated net realized loss on
  investments..........................      (81,525,614)
Net unrealized depreciation on
  investments..........................       (7,969,984)
                                          --------------
Net assets applicable to outstanding
  shares...............................   $  906,053,898
                                          ==============
Shares of capital stock outstanding....       51,951,347
                                          ==============
Net asset value per share
  outstanding..........................   $        17.44
                                          ==============


STATEMENT OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    5,166,520
  Interest.............................          321,254
                                          --------------
        Total income...................        5,487,774
                                          --------------
Expenses:
  Advisory.............................        1,224,385
  Administration.......................          979,508
  Shareholder communication............          158,578
  Professional.........................           56,168
  Directors............................           18,258
  Miscellaneous........................           22,111
                                          --------------
        Total expenses.................        2,459,008
                                          --------------
Net investment income..................        3,028,766
                                          --------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
Net realized loss on investments.......      (44,950,054)
Net change in unrealized appreciation
  on investments.......................      (92,311,885)
                                          --------------
Net realized and unrealized loss on
  investments..........................     (137,261,939)
                                          --------------
Net decrease in net assets resulting
  from operations......................   $ (134,233,173)
                                          ==============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $15,671.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2002 (Unaudited) and the year ended December 31, 2001

                                                                   2002             2001
                                                              -------------------------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    3,028,766   $    7,419,239
  Net realized loss on investments..........................     (44,950,054)     (36,923,225)
  Net change in unrealized appreciation on investments......     (92,311,885)    (199,243,397)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......    (134,233,173)    (228,747,383)
                                                              --------------   --------------
Dividends to shareholders:
  From net investment income................................              --       (7,409,884)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................      39,626,402      109,344,185
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................              --        7,409,884
                                                              --------------   --------------
                                                                  39,626,402      116,754,069
  Cost of shares redeemed...................................     (59,171,209)    (152,398,472)
                                                              --------------   --------------
  Decrease in net assets derived from capital share
    transactions............................................     (19,544,807)     (35,644,403)
                                                              --------------   --------------
Net decrease in net assets..................................    (153,777,980)    (271,801,670)
NET ASSETS:
Beginning of period.........................................   1,059,831,878    1,331,633,548
                                                              --------------   --------------
End of period...............................................  $  906,053,898   $1,059,831,878
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  period....................................................  $    3,028,766   $           --
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                    SIX MONTHS
                                      ENDED
                                     JUNE 30,                             YEAR ENDED DECEMBER 31
                                      2002*            2001            2000          1999         1998         1997
                                    -----------------------------------------------------------------------------
Net asset value at beginning of
  period..........................  $   19.99       $    24.28      $    27.78    $    23.62   $    20.31   $    18.63
                                    ----------      ----------      ----------    ----------   ----------   ----------
Net investment income.............       0.06             0.14            0.15          0.16         0.19         0.16
Net realized and unrealized gain
  (loss) on investments...........      (2.61)           (4.29)          (1.06)         6.89         5.21         4.74
                                    ----------      ----------      ----------    ----------   ----------   ----------
Total from investment
  operations......................      (2.55)           (4.15)          (0.91)         7.05         5.40         4.90
                                    ----------      ----------      ----------    ----------   ----------   ----------
Less dividends and distributions:
  From net investment income......         --            (0.14)          (0.15)        (0.16)       (0.19)       (0.16)
  From net realized gain on
    investments...................         --               --           (2.44)        (2.73)       (1.90)       (3.06)
                                    ----------      ----------      ----------    ----------   ----------   ----------
Total dividends and
  distributions...................         --            (0.14)          (2.59)        (2.89)       (2.09)       (3.22)
                                    ----------      ----------      ----------    ----------   ----------   ----------
Net asset value at end of
  period..........................  $   17.44       $    19.99      $    24.28    $    27.78   $    23.62   $    20.31
                                    ==========      ==========      ==========    ==========   ==========   ==========
Total investment return...........     (12.75%)(a)      (17.09%)         (3.34%)       29.96%       26.59%       26.75%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...........       0.62%+           0.66%           0.55%         0.63%        0.84%        0.80%
  Expenses........................       0.50%+           0.50%           0.50%         0.49%        0.51%        0.50%
Portfolio turnover rate...........         67%              93%             77%           71%          69%         103%
Net assets at end of period (in
  000's)..........................  $ 906,054       $1,059,832      $1,331,634    $1,312,905   $  996,736   $  759,054

------------

(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of nineteen Portfolios. These financial statements relate solely to the Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Fund are as follows:

Bond: to seek the highest income over the long term consistent with preservation of principal.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of the Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to preserve the value of your investment of $1.00 per share, an investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or

                                                   MAINSTAY VP SERIES FUND, INC.

brokers selected by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased for all Portfolios are amortized on the constant yield method over the life of the respective securities.

                                      (D)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans would be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios would receive compensation for lending their securities in the form of fees or they would retain a portion of interest on the investment of any cash received as collateral. The Portfolios would also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Portfolios.

Cash collateral received by the Portfolios would be invested in investment grade commercial paper or other securities in accordance with the Portfolios' Securities Lending Procedures. Such investments would be included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Portfolios would invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Portfolios would bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending would be included as interest income on the Statement of Operations.

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

                                      (G)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3-- Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. Prior to February 13, 2001, MacKay Shields LLC ("MacKay Shields") acted as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. Effective February 13, 2001, New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, replaced MacKay Shields as investment adviser, pursuant to a Substitution Agreement. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Cash Management Portfolio under a Sub-Advisory Agreement with NYLIM. Prior to December 22, 2000, Madison Square Advisors LLC ("Madison Square Advisors") acted as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement. Effective December 22, 2000, NYLIM replaced Madison Square Advisors as investment adviser pursuant to a Substitution Agreement and these Portfolios will be advised by NYLIM directly, without a sub-adviser. The substitutions had no effect on investment personnel, investment strategies or fees of the Portfolios.

Prior to February 13, 2001, NYLIAC was administrator for the Fund. Effective February 13, 2001, NYLIM replaced NYLIAC as administrator under a Substitution Agreement.

                                                   MAINSTAY VP SERIES FUND, INC.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Bond Portfolio..............................................    0.25%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

Pursuant to the terms of the Sub-Advisory Agreement between NYLIM and MacKay Shields, NYLIM pays MacKay Shields a monthly fee at an annual rate of average daily net assets of Cash Management Portfolio of 0.25%.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM are charged to the Portfolios. For the six months ended June 30, 2002 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio..............................................    $3,772
Cash Management Portfolio...................................     4,348
Growth Equity Portfolio.....................................     9,851

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 2001, for federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Bond Portfolio, in the amount of approximately $626,000 and $5,186,000, through the years 2007 and 2008, respectively and of Growth Equity Portfolio, in the amount of approximately $36,576,000 through the year 2009. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Bond Portfolio utilized $2,825,222 of capital loss carryforwards during the year ended December 31, 2001.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended June 30, 2002.

NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six months ended June 30, 2002, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                GROWTH EQUITY
                                                                    PORTFOLIO               PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES     SALES
                                                              ---------------------------------------------
U.S. Government Securities..................................  $ 90,176     $32,751    $     --    $     --
All others..................................................    28,817      49,248     635,042     679,694
                                                               --------------------------------------------
Total.......................................................  $118,993     $81,999    $635,042    $679,694
                                                               --------------------------------------------
                                                               --------------------------------------------

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                        BOND               CASH MANAGEMENT          GROWTH EQUITY
                                                      PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                   2002       2001        2002         2001        2002       2001
                                                 -------------------------------------------------------------------
Shares sold...................................     2,980      8,811     1,172,227    2,112,279     2,077      5,159
Shares issued in reinvestment of
  dividends and distributions.................        16      1,321         2,927       13,932        --        368
                                                 -------------------------------------------------------------------
                                                   2,996     10,132     1,175,154    2,126,211     2,077      5,527
Shares redeemed...............................    (2,365)    (2,135)   (1,183,440)  (1,950,956)   (3,147)    (7,359)
                                                 -------------------------------------------------------------------
Net increase (decrease).......................       631      7,997        (8,286)     175,255    (1,070)    (1,832)
                                                 ===================================================================

                                                   MAINSTAY VP SERIES FUND, INC.

                            DIRECTORS AND OFFICERS*
                        Gary E. Wendlandt, Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John A. Weisser, Jr., Director
                        Theodore A. Mathas, Executive Vice President
                        Patrick J. Farrell, Treasurer, Chief Financial and Accounting Officer
                        Robert A. Anselmi, Secretary
                        Richard D. Levy, Controller**
                        Richard W. Zuccaro, Tax Vice President

                               INVESTMENT ADVISER
                        New York Life Investment Management LLC

                                  SUB-ADVISER
                        MacKay Shields LLC***

                                 ADMINISTRATOR
                        New York Life Investment Management LLC

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

  * As of June 30, 2002.

 ** Resigned as of August 9, 2002.

*** An affiliate of New York Life Investment Management LLC.

Not all investment divisions are available under all policies.

The financial information included herein is taken from the records of the Funds without examination by the Funds' independent accountants, who do not express an opinion thereon.

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       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
       51 MADISON AVENUE, ROOM 2304
       NEW YORK, NY 10010
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                                 18513 (8/2002)